SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         STATEFED FINANCIAL CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

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

                            [on StateFed letterhead]


                                 October 3, 2000


Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of StateFed Financial Corporation (the "Company"), we cordially invite you to attend the Annual Meeting (the "Meeting") of Stockholders of the Company. The Meeting will be held at 2:00 p.m. Des Moines, Iowa time, on October 25, 2000, at the Clive office of the Company located at 13523 University Avenue, Clive, Iowa.

      In addition to the election of three directors, stockholders are being asked to ratify the appointment of McGowen, Hurst, Clark & Smith, P.C. as the Company's auditors for the fiscal year ending June 30, 2001. Accordingly, your Board of Directors unanimously recommends that you vote for each of the proposals.

      We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

      Thank you for your attention to this important matter.

                                                     Very truly yours,


                                                     JOHN F. GOLDEN
                                                     Chairman of the Board

                         STATEFED FINANCIAL CORPORATION
                                519 Sixth Avenue
                             Des Moines, Iowa 50309
                                 (515) 282-0236

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 25, 2000

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of StateFed Financial Corporation ("StateFed Financial" or the "Company") will be held at the Clive office of the Company located at 13523 University Avenue, Clive, Iowa, at 2:00 p.m. Des Moines, Iowa time, on October 25, 2000.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

1.    The election of three directors of the Company;

2. The ratification of the appointment of McGowen, Hurst, Clark & Smith, P.C. as auditors for the Company for the fiscal year ending June 30, 2001;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 1, 2000, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

      You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                             By Order of the Board of Directors:


                                             John F. Golden
                                             Chairman of the Board


Des Moines, Iowa
October 3, 2000


--------------------------------------------------------------------------------
    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         STATEFED FINANCIAL CORPORATION
                                519 Sixth Avenue
                             Des Moines, Iowa 50309
                                 (515) 282-0236

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 25, 2000


      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of StateFed Financial Corporation ("StateFed Financial" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Clive office of the Company, located at 13523 University Avenue, Clive, Iowa, on October 25, 2000, at 2:00 p.m., Des Moines, Iowa time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about October 3, 2000. Certain of the information provided herein relates to State Federal Savings and Loan Association of Des Moines ("State Federal" or the "Association"), a wholly owned subsidiary and predecessor of the Company.


      At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors of the Company and to ratify the appointment of McGowen, Hurst, Clark & Smith, P.C. as the Company's auditors for the fiscal year ending June 30, 2001.

Vote Required and Proxy Information

      All shares of Company common stock ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this Proxy Statement. The Krause Gentle Corporation, in opposition to the nominations made by the Company, has nominated Kyle J. Krause and Dennis N. Folden to serve on the Board of Directors of the Company. The Company does not know of any matters not disclosed herein that are properly to come before the meeting. The entity that submitted the nominations, upon information and belief, intends to solicit proxies with respect to such nominations, in opposition to the nominations of the Company. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      Directors will be elected by a plurality of the votes cast. The ratification of the appointment of McGowen, Hurst, Clark & Smith, P.C. as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" all nominees for election or withhold their votes from one or more nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

      A proxy given pursuant to solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Pursuant to the Company's Employee Stock Ownership Plan, unallocated shares will be voted by the Trustee in the same proportion as allocated shares voted by participants. Any written notice revoking a proxy should be delivered to Andra K. Black, Secretary, StateFed Financial Corporation, 519 Sixth Avenue, Des Moines Iowa 50309.

Voting Securities and Principal Holders Thereof

      Stockholders of record as of the close of business on September 1, 2000, will be entitled to one vote for each share then held. As of that date, the Company had 1,510,600 shares of Common Stock issued and outstanding. The following table sets forth as of September 1, 2000 information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, (ii) the Company's Chief Executive Officer, and (iii) all directors and executive officers as a group.

                                                                                      Shares      Percent
                                                                                   Beneficially     of
                         Beneficial Owner                                              Owned       Class
--------------------------------------------------------------                     ------------   -------
Krause Gentle Corporation(1)                                                          149,000      9.86%
C/O James B. Langeness
Duncan, Green, Brown, Langeness & Eckley
380 Capital Square, 400 Locust Street
Des Moines, Iowa  50309

StateFed Financial Corporation Employee Stock Ownership Plan                          128,874       8.53
519 Sixth Avenue
Des Moines, Iowa  50309(2)

John F. Golden, Chairman of the Board                                                  96,457       6.28
StateFed Financial Corporation
519 Sixth Avenue
Des Moines, Iowa  50309(3)
Directors and executive officers of the Company and the Association as a group        246,407      15.69
(8 persons)(4)

-----------------------

(1) The above information is as reported by Krause Gentle Corporation in an amended statement dated June 16, 2000 on Schedule 13-D filed pursuant to the Securities Exchange Act of 1934.

(2) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), of which 88,851 shares of Common Stock were allocated to accounts of participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own all the shares held by the ESOP. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts. Unallocated shares held by the ESOP are voted by the plan trustee in the manner that the plan trustee is directed to vote by the majority of the plan participants who directed the plan trustee as to the manner of voting the shares allocated to their plan accounts. If an ESOP participant fails to give timely voting instructions to the plan trustee with respect to the voting of the shares allocated to the participant's account, the plan trustee is entitled to vote such shares in its discretion.

(3) Includes 55,683 shares held directly, 15,774 shares allocated to Mr. Golden's account pursuant to the ESOP and 25,000 shares subject to options granted to Mr. Golden under the Stock Option Plan.

(4) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment power. This table also includes 15,774, 11,575 and 9,927 shares allocated to the accounts of officers Golden, Black and Wood, respectively, pursuant to the Company's ESOP and 60,306 shares subject to options granted to directors and executive directors under the Company's Stock Option Plan.

                        PROPOSAL I. ELECTION OF DIRECTORS

General

      The Company's Board of Directors currently consists of eight members. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors is elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and duly qualified.

      The table below sets forth certain information, as of September 1, 2000 regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                             Shares of
                                                                                              Common
                                                                                    Term       Stock       Percent
                                                                       Director      to     Beneficially     of
      Name             Age(1)       Position(s) Held in the Company    Since(2)    Expire     Owned(3)      Class
------------------     ------       -------------------------------    --------    ------   ------------   -------

                                                     NOMINEES

Eugene M.                73    Director                                  1979       2003       38,866        2.57%
McCormick(4)
Sidney M. Ramey(5)       60    Director                                  1987       2003       13,044         .86
Andra K. Black           53    Co-President and Director                 1995       2003       33,211        2.18

                                       DIRECTORS CONTINUING IN OFFICE

Craig Wood               42    Co-President and Director                 1995       2001       15,559        1.03
Harry A. Winegar         72    Director                                  1977       2001       29,266        1.93
William T. Nassif        50    Director                                  2000       2001        1,000         .07
John F. Golden           72    Chairman of the Board                     1981       2002       96,457        6.28
Kevin J. Kruse(6)        40    Director                                  1993       2002       19,004        1.25

----------

(1)   At June 30, 2000.

(2)   Includes service as a director of the Association.

(3) Amounts include shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 7,744, 5,344 and 6,744 shares subject to options granted to Directors Ramey, Winegar and Kruse, and 25,000 and 15,474 shares subject to options granted to Chairman Golden and Co-President Black, respectively, under the Stock Option Plan which options are exercisable within 60 days of September 1, 2000.

(4) Includes 37,866 shares held directly and 1,000 shares held by Mr. McCormick's spouse.

(5) Includes 4,040 shares held directly and 1,260 shares held by Mr. Ramey's spouse.

(6) Includes 10,572 shares held directly and 1,688 shares held by Mr. Kruse's spouse.

      The business experience of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

      Craig Wood. On July 1, 2000 Mr. Wood became Co-President of the Company. Prior to this recent appointment, Mr. Wood served as Senior Vice President. In addition to his duties as Co-President, Mr. Wood oversees the mortgage lending and regulatory compliance of the lending department of the Association. Mr. Wood joined the Association in 1986 as a loan officer and was subsequently promoted to his current position. Mr. Wood is the son-in-law of the Chairman of the Board John Golden.

      Harry A. Winegar. Mr. Winegar is currently retired. Until his retirement in 1992, Mr. Winegar was a consultant and appraiser for Carlson, McClure & McWilliams, Inc. a real estate appraisal firm located in Des Moines, Iowa.

      John F. Golden. Mr. Golden is the Chairman of the Board. Mr. Golden joined the Association in 1963 and served in various capacities until 1981 when he was promoted to President and Chief Executive Officer. Mr. Golden is responsible for all transactions of the Association and he reports directly to the Board of Directors. Mr. Golden was appointed Chairman of the Board of Directors of the Association and the Company in June, 1995.

      Kevin J. Kruse. Mr. Kruse is the Senior Vice President and Corporate Counsel Diversified Management Services, Inc. a trade association headquartered in Des Moines, Iowa.

      Eugene M. McCormick. Mr. McCormick is currently retired. Until 1993, he practiced dentistry in Des Moines, Iowa.

      Sidney M. Ramey. Since 1982, Mr. Ramey has been the President of Peoples Abstract Company, a title search company located in Des Moines, Iowa.

      Andra K. Black. On July 1, 2000, Ms. Black became Co-President of the Company. Prior to this recent appointment, Ms. Black served as Executive Vice President. In addition to her duties as Co-President, Ms. Black is responsible for the operations and savings departments, which include compliance with savings regulations and disclosures, general office administration and reporting to the Office of Thrift Supervision ("OTS") and the Internal Revenue Service ("IRS"). Ms. Black also oversees the maintenance of the general ledger and monthly reporting.

      William T. Nassif. On July 1, 2000, Mr. William T. Nassif was appointed to the board of directors. Mr. Nassif is the Assistant General Counsel for Guide One Insurance Company. Guide One Insurance Company is a billion dollar company in Des Moines which employs about 1,900 people.

Meetings and Committees of the Board of Directors

      Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 2000. During fiscal 2000, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

      The Board of Directors of the Company has standing Executive, Audit, and Stock Option and MRP Committees.

      The Executive Committee is comprised of Directors Golden, Wood and Black. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings. This Committee met 32 times during fiscal 2000.

      The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Directors McCormick, Ramey, Winegar and Kruse. During the fiscal year ended June 30, 2000, this committee did not meet, however, the full Board did meet once during the year to perform these duties.

      The Stock Option and MRP Committee is composed of Directors McCormick, Ramey, Winegar and Kruse. This Committee is responsible for administering the Company's Stock Option Plan and the MRP. This Committee did not meet during the fiscal year ended June 30, 2000.

      The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 60 days before the date of the Meeting. If less than 40 days' notice of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. In addition to meeting the applicable deadline, nominations must be submitted in accordance with certain requirements specified in the Company's by-laws.

      Meetings and Committees of the Association. Meetings of the Association's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended June 30, 2000. During fiscal 2000, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

      The Association has standing Executive, Outside Audit, Inspection, Loan, Appraisal, Investment Environmental Risk, Insurance, Assets Management Budget and Employee Salary and Benefit Committees. A description of each committee of the Association is set forth below.

      The Executive Committee of the Board of Directors generally acts in lieu of the full Board of Directors between board meetings. The Executive Committee also has responsibility for oversight of the Association's lending policies. This committee consists of four persons including the Chairman of the Board, Directors Black and Wood, and Vice President Komma. During the fiscal year ended June 30, 2000, this committee met 32 times.

      The Outside Audit Committee is composed of Directors McCormick, Ramey, Winegar and Kruse. The Outside Audit Committee meet on an annual basis and are responsible for reviewing the annual audit report and making recommendations to the Board of Directors with respect to the Association's independent auditors. This committee met two times during the year ended June 30, 2000.

      The Inspection Committee is responsible for review of construction loan activity including on-site inspection of property. Members of this committee include Chairman Golden, Director Wood and Director of Development Sinnwell. This committee meets on an as needed basis and is usually combined with the Loan Committee meeting. The Inspection Committee met 10 times during fiscal 2000.

      The Loan Committee is responsible for evaluating and approving all loan applications. The current members of this committee are Chairman Golden, Directors Black and Wood and Vice Presidents Komma and Stravers, and Director of Development Sinnwell. This committee meets weekly and on an as needed basis. The committee met 29 times during the year ended June 30, 2000.

      The Appraisal Committee is comprised of Chairman Golden, Directors Black and Wood, and Director of Development Sinnwell. This committee evaluates appraisers' applications and recommends approval or disapproval to the board. This committee is usually combined with the Loan Committee meeting. The committee meets on an as needed basis and met 10 times during the year ended June 30, 2000.

      The Investment Committee meets on an as needed basis to review and approve investments of the Association and set investment strategies. The meeting is usually combined with the Executive Committee meeting. The members of this committee are Chairman Golden and Directors Black and Wood. This committee met 15 times during the year ended June 30, 2000.

      The Environmental Risk Committee is comprised of Chairman Golden and Director Wood. This committee reviews the environmental risk regulations and the impact of such regulations on loan applications. Meetings of this committee are held on an as needed basis and are usually combined with the Loan Committee meeting. The Environmental Risk Committee did not meet during fiscal 2000.

      The Insurance Committee is comprised of President Golden and Director Black. It meets annually to discuss renewal of existing insurance policies and on an as needed basis. This committee met once during fiscal 2000.

      The Asset Management Committee meets annually and on an as needed basis to discuss asset/liability strategy. The current members of the Asset Management Committee are Chairman Golden and Directors Black and Wood. During fiscal 2000, the Committee met one time.

      The Budget Committee is comprised of Chairman Golden and Director Black. The Budget Committee meets annually to determine the budget and at least quarterly to review the budget. The Budget Committee met five times during the year ended June 30, 2000.

      The Employee Salary and Benefit Committee determines the salaries and benefits of the employees of the Association. Chairman Golden and Directors McCormick, Wood and Black comprise the committee. The committee meets once a year and met one time during fiscal 2000.

Director Compensation

      The Company's directors do not receive a fee for serving on the Company's Board of Directors. No fee is paid for membership on the Company's committees. All present members of the Company's Board of Directors are also members of the Association's Board of Directors. All Association directors receive a fee of $600 per month. No fee is paid to directors of the Association for committee membership.

Executive Compensation

      The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Association.

      The following table sets forth information regarding compensation paid by the Company and the Association to their Chief Executive Officer for services rendered during the fiscal year ended June 30, 2000. No executive officer made in excess of $100,000 during the fiscal year ended June 30, 2000.

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Long Term Compensation
                                                    Annual Compensation                        Awards
----------------------------------------------------------------------------------------------------------------
      Name and Principal          Fiscal                             Other Annual    Restricted Stock   Options/       All Other
           Position                Year     Salary($)   Bonus($)    Compensation($)       Award ($)     SARs (#)  Compensation($)(1)
====================================================================================================================================
John F. Golden, President
  and Chief Executive Officer      2000      $83,844     $1,625          N/A               --              --          $22,573
                                   -------------------------------------------------------------------------------------------------
                                   1999      $83,844     $1,610          N/A               --              --          $25,908
                                   -------------------------------------------------------------------------------------------------
                                   1998      $83,244     $1,595          N/A               --              --          $30,718
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Includes allocations to Mr. Golden's ESOP account valued at $15,373, $19,008 and $24,118 as of June 30, 2000, 1999, and 1998, respectively, and director fees of $7,200, $6,900 and $6,600 for fiscal years 2000, 1999 and 1998, respectively, based on share price of $9.15625 at June 30, 2000.

      The following table sets forth information regarding the number and value of stock options at June 30, 2000 held by the Company's Chief Executive Officer.

==================================================================================================================
                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                                   OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------------------
                                                                                               Value of
                                                                 Number of                    Unexercised
                                                                Unexercised                  In-the-Money
                                                              Options/SARs at              Options/SARs at
                                                               FY-End (#)(1)                 FY-End ($)(2)
                                                         --------------------------   ----------------------------
                         Shares Acquired      Value
       Name              on Exercise (#)   Realized ($)  Exercisable  Unexercisable   Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------------------
John F. Golden                9,262           $48,596       25,000         --         $103,906(2)        --
==================================================================================================================

-------------------
(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer pursuant to the terms of the incentive stock option award.

(2) Represents the aggregate market value (market price of the common stock less the exercise price) of the option granted based upon the average of the bid and asked price of $9.15625 per share of the common stock as reported on the NASDAQ system on June 30, 2000.

Employment Agreements and Salary Continuation Plan

      Employment Agreements. The continued success of the Association depends to a significant degree on the skills and competence of its officers. Effective upon completion of the Association's conversion to stock form (the "Conversion"), the Association entered into employment agreements with Mr. Golden, President of the Association and officers Black and Wood. The employment agreements are designed to assist the Association in maintaining a stable and competent management team after the Conversion. These agreements were filed with and approved by the Office of Thrift Supervision ("OTS"). The employment agreements provide for an annual base salary in an amount not less than the employee's current salary and an initial term of three years. On the effective date of the contracts, the current base salaries of Messrs. Golden and Wood and Ms. Black were $83,844, $61,720 and $65,300, respectively. The agreements provide for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Association. The agreements provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90-days' notice to the Association.

      The employment agreements provide for payment to the employee of his or her salary for the remainder of the term of the agreement, plus up to 299% of the employee's base compensation, in the event there is a "change in control" of the Association where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Association for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Common Stock. The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

      Based on his current salary, if Mr. Golden's employment had been terminated as of June 30, 2000, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $247,824.

Certain Transactions

      The Association has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. The loans to employees, executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Association's Loan Committee.

      All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Association. Loans to all directors, executive officers, employees and their associates totaled $1.7 million at June 30, 2000, which was 10.24% of the Holding Company's stockholders' equity at that date. All of such loans were made on the same terms, including interest rates, as those of comparable transactions prevailing at the time.

           PROPOSAL II -- RATIFICATION OF THE APPOINTMENT OF AUDITORS

      The Board of Directors has renewed the Company's arrangement for McGowen, Hurst, Clark & Smith, P.C. to be its auditors for the 2001 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of McGowen, Hurst, Clark & Smith, P.C. is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGOWEN, HURST, CLARK & SMITH, P.C. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 13523 University Avenue, Clive, Iowa 50325, no later than May 26, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 13523 University Avenue, Clive, Iowa 50325 by August 27, 2001; provided, however, that in the event that the date of the annual meeting is held before September 26, 2001, or after November 23, 2000, the shareholder proposal must be received not later than the close of business on the later of the 40th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All shareholder proposals must also comply with the Company's by-laws and Delaware law.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, base solely on a review of the copies of reports furnished to the Company and written representations from the Company's directors and executive officers that no other reports were required, during the fiscal year ended June 30, 2000, all Section 16(a) filing requirements applicable to its executive officers and directors were met.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The cost of solicitation of proxies will be borne by the Company. The Company recently retained Regan & Associates, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies for a fee estimated to be up to approximately $20,000, plus expenses. While no precise estimate of this cost can be made at the present time, the Company currently estimates that it will spend up to approximately $50,000 for its solicitation of proxies, including expenditures for attorneys, solicitors, printing, and other expenses, but excluding the salaries and wages of regular employees and officers. The solicitation expenditures by the Company to date are approximately $1,500. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. Approximately 10 persons will be utilized by Regan & Associates, Inc. in the solicitation. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telephone or other means without additional compensation.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            John F. Golden
                                            Chairman of the Board


Des Moines, Iowa
October 3, 2000

                                    APPENDIX

      The following table sets forth the names, principal occupations, business addresses and the number of shares of the common stock of StateFed Financial Corporation (the "Company") beneficially owned by the directors of the Company and State Federal Savings and Loan Association (the "Association") and such other officers and employees, and associates of such directors, officers and employees, as may be deemed participants in this proxy solicitation under the federal securities laws (together the "Participants").

               Name, Occupation and Address                Shares Owned(1)
               ----------------------------                ---------------

        Andra K. Black                                          33,211
        Co-President
        StateFed Financial Corporation
        519 Sixth Avenue
        Des Moines, Iowa 50309

        John F. Golden                                          96,457
        Chairman of the Board
        StateFed Financial Corporation
        519 Sixth Avenue
        Des Moines, Iowa 50309

        Kevin J. Kruse                                          19,004
        Senior Vice President and Corporate Counsel
        Diversified Management Services, Inc.
        525 SW 5th, Suite A
        Des Moines, IA   50309

        Eugene M. McCormick                                     38,866
        Retired Dentist
        4233 70th Street
        Urbandale, IA   50322

        William T. Nassif                                        1,000
        Assistant General Counsel
        Guide One Insurance Company
        1111 Ashworth Rd.
        West Des Moines, IA 50265

        Sidney M. Ramey                                         13,044
        President
        Peoples Abstract Company
        510 Locust Street
        Des Moines, IA   50309

        Harry A. Winegar
        Retired Consultant and Appraiser
        3101 Thompson
        Des Moines, IA 50317                                    29,266

           Name, Occupation and Address                   Shares Owned(1)
           ----------------------------                   ---------------

      Craig Wood
      Co-President
      StateFed Financial Corporation
      519 Sixth Avenue
      Des Moines, Iowa 50309                                  15,559
                                                             -------

      Total                                                  246,407
                                                             =======

----------------
(1) For detailed information regarding each Participant's beneficial ownership of common stock, including the number of shares listed above which represent shares currently purchasable upon the exercise of stock options, see the tables in the Proxy Statement listing beneficial ownership under the captions "Voting Securities and Principal Holders Thereof " and "Proposal I - Election of Directors - General."

      None of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years. No Participant owns any shares of common stock of record but not beneficially. No Participant owns any securities of any subsidiary of the Company.

      During the past two years, none of the Participants has borrowed or otherwise obtained funds for the purpose of acquiring or holding any securities of the Company.

      None of the Participants has any substantial direct or indirect interest in any matters to be acted upon at the Meeting, other that the directors who have been re-nominated for election to the Board.

      During the past two years, the Participants listed above effected the following purchases and sales of the Company's common stock: (i) Mr. Golden (a) purchased 100 shares on November 10, 1998, and 100 shares in December 17, 1998,
(c) through his IRA, 100 shares on September 16, 1999, 100 shares on November 17, 1999, 100 shares on December 23, 1999, 100 shares on January 6, 2000, and 100 shares on January 12, 2000, and (b) exercised options for 2,262, 2,000 and 2,000 shares on March 12, March 30, and May 25, 1999, respectively; (ii) Mr. McCormick (a) purchased 1,000 shares on December 12, 1998, 500 shares on May 10, 2000 and 500 shares on May 15, 2000, and (b) exercised options for 2,150 shares on January 15, 1998; (iii) Mr. Winegar (a) sold 500 shares on October 2, 1998, 200 shares on October 6, 1998, 1,000 shares on May 28, 1999 and 1200 shares on December 9, 1999 and (b) exercised options for 2,200 and 1,000 shares on February 8, 1999 and July 19, 2000, respectively; (ix) Mr. Kruse (a) sold 1000 shares on November 12, 1998, 500 shares on May 28, 1999, 2,000 shares on November 19, 1999 and 500 shares on May 15, 2000, and (b) exercised options for 1,000, 500 and 2,500 shares on November 12, 1998, May 28, 1999, and November 11, 1999, respectively; and (v) Mr. Wood sold 3,096 shares on August 25, 1999 and purchased 200 and 100 shares on September 4 and September 8, 1999, respectively (the latter purchased by Mr. Woods' daughter). In addition, Mr. Golden, Ms. Black, and Mr. Wood have during the past two years acquired beneficial ownership of shares of common stock through their participation in the Company's ESOP. Share allocations under the ESOP to Ms. Black, Mr. Golden and Mr. Wood for the plan year ended June 30, 2000 were 1,340, 1,679 and 1,241 shares, respectively, and for the year ended June 30, 1999 were 1,555, 2,076 and 1,392 shares, respectively.

      Each of the Participants listed above has been granted options to purchase common stock under the StateFed Financial Corporation 1993 Stock Option and Incentive Plan, as follows: Messrs. Golden, McCormick, Winegar, Ramey, Kruse, Wood, and Ms. Black were awarded 25,788, 5,372, 5,372, 5,372, 5,372, 7,737 and
7,737 options to purchase common stock on January 4, 1994. No options have been awarded to the Participants since that date. The options are vested (20% per year) and the duration of the options is 100 years.

      Each of the Participants listed above has been awarded shares of restricted stock under the StateFed Financial Corporation 1993 Recognition and Retention Plan, as follows: Messrs. Golden, McCormick, Winegar, Ramey, Kruse, and Wood, and Ms. Black were awarded 8,596, 2,149, 2,149, 2,149, 2,149, 4,470 and 5,158 shares, respectively, on January 4, 1994. No shares have been awarded to the Participants under the Plan since that date. The shares are vested (25% per year).

      Other than as discussed above, no Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company.

      Except as disclosed in this Proxy Statement, none of the Participants has any arrangement or understanding with respect to any future employment by the Company or its subsidiaries or any future transactions to which the Company or any of its subsidiaries will or may be a party, nor any material interest, direct or indirect, in any transaction which has occurred since June 30, 2000 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party and in which the amount involved exceeds $60,000.

                                 REVOCABLE PROXY

                         STATEFED FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 25, 2000

      The undersigned hereby appoints the Board of Directors of StateFed Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Clive office of the Company located at 13523 University Avenue, Clive, Iowa on October 25, 2000 at 2:00 p.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary):

                     |_| FOR                  |_| VOTE WITHHELD

      INSTRUCTION:   To withhold your vote for any individual nominee, strike a line in that nominee's name below.

        EUGENE M. MCCORMICK          SIDNEY M. RAMEY         ANDRA K. BLACK

2 The ratification of the appointment of McGowen, Hurst, Clark & Smith, P.C. as auditors for the Company for the fiscal year ending June 30, 2001.

             |_| FOR                  |_| AGAINST               |_| ABSTAIN

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.

                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.


Dated: ____________________, 2000           ____________________________________
                                            Signature of Stockholder
                                            Please sign exactly as your name(s)
                                            appear(s) to the left. When signing
                                            as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title. If
                                            shares are held jointly, each holder
                                            should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.